Exhibit 99.1

Lumexa Imaging Announces Third Quarter 2026 Results

RALEIGH, N. C., November 10, 2026—Lumexa Imaging (Nasdaq: LMRI), one of the nation’s largest providers of outpatient imaging services, today reported results for the third quarter ended September 30, 2026.

“In Q3, we advanced our business in several meaningful ways while executing against our strategy. Advanced modalities reached a record high as a percent of our volumes, and our newer de novo cohorts continue to ramp on plan. We are actively opening three new de novo centers and are on pace to achieve our goal for 8–10 new center openings this year,” said Caitlin Zulla, Chief Executive Officer of Lumexa Imaging. “These achievements mark progress toward our long-term growth plans, and that progress is translating into strong, durable cash generation. We enter the fourth quarter confident in our ability to deliver for patients, partners, and shareholders.”

“We are leading a transformation in healthcare - delivering high-quality imaging in more convenient settings, more quickly and at meaningfully lower cost through our wholly owned centers and alongside health system partners, improving clinical and financial outcomes.”

Third Quarter 2026 Highlights

All comparisons are to the quarter ended September 30, 2025, unless otherwise noted

•	Revenue growth of 5.0% consolidated and 7.7% system-wide; consolidated revenues of $272.0 million as compared to $258.9 million

•	Advanced outpatient volume growth of 7.9% consolidated and 8.1% system-wide

•	Same-center advanced outpatient volume growth of 6.6% consolidated and 6.8% system-wide

•	Advanced procedure mix of 31.8% consolidated and 38.2% system-wide, up 127 and 145 basis points, respectively

•	Net income of $7.2 million as compared to net loss of $3.5 million

•	Adjusted EBITDA of $62.6 million as compared to $59.1 million; and a 23.0% Adjusted EBITDA margin as compared to 22.8%

•	GAAP EPS of $0.07 per share and Adjusted EPS of $0.26 per share

2026 Full Year Outlook:

Lumexa Imaging provided an update on its guidance for the full year ended December 31, 2026.

•	Reiterating full-year 2026 consolidated revenue guidance of $1.045 billion to $1.097 billion.

•

Narrowing its full-year 2026 Adjusted EBITDA guidance range to $236 million to $240 million, from its prior range of $235 million to $241 million. The midpoint of $238 million is unchanged. This includes approximately $7 million of public company costs that were not incurred in 2025. (At the midpoint of guidance, the addition of these costs lowers Adjusted EBITDA growth for 2026 versus 2025 from 7% to 4%)

•	Raising guidance for Adjusted EPS to $0.86 to $0.90 from $0.71 to $0.77 per share, driven by lower assumed effective tax rate.

Lumexa Imaging Earnings Conference Call and Webcast

Lumexa Imaging will host a conference call to discuss its third quarter 2026 results on November 10, 2026 at 5:00 p.m. ET. The call can be accessed via live audio webcast online at ir.lumexaimaging.com. A replay of the webcast will be available at the same link shortly after the completion of the call and will remain available for approximately one year.

Statement Regarding Use of Non-GAAP Financial Measures

This press release uses Adjusted EBITDA and Adjusted EPS, financial measures that are not calculated in accordance with GAAP. We use Adjusted EBITDA and Adjusted EPS, in conjunction with GAAP financial measures, as an integral part of managing our business and to, among other things: (i) monitor and evaluate the performance of our business operations and financial performance; (ii) facilitate internal comparisons of the historical operating performance of our business operations; (iii) review and assess the operating performance of our management team; and (iv) analyze and evaluate financial and strategic planning decisions regarding future operations and annual operating budgets. For a reconciliation of Adjusted EBITDA and Adjusted EPS to the most directly comparable measure calculated in accordance with GAAP, please see below.

We have not reconciled our Adjusted EBITDA or Adjusted EPS guidance to their most directly comparable GAAP measures because we do not and are not able to provide guidance for those GAAP measures due to the uncertainty and potential variability of certain reconciling items, including transaction costs, severance and executive recruiting. Because such items cannot be provided without unreasonable efforts, we are unable to provide the corresponding reconciliations. However, such reconciling items could have a significant impact on our future results.

About Lumexa Imaging

Lumexa Imaging is a nationwide provider of outpatient medical imaging. With over 5,000 team members and approximately 190 outpatient imaging centers, our team conducted approximately 4 million outpatient procedures system-wide in 2025. We are a partner of choice for health systems and radiologists, delivering best-in-class clinical excellence, operations, and state-of-the-art technology across our platform.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” or “will,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding our expectations regarding our financial position and operating performance, including our guidance for full year 2026 and our assumptions underlying such guidance; and our ability to drive future growth and execute on our goals and strategies. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to those risk factors identified in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the year ended December 31, 2025 and our later dated Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligations to update any forward-looking statements, except as required by law.

Investor Contact

Sue Dooley

Lumexa Imaging

Sue.Dooley@LumexaImaging.com

Media Contact

Melissa Weston

Lumexa Imaging

Melissa.Weston@LumexaImaging.com

Lumexa Imaging Q3 2026 Outpatient Volumes Highlights:

Consolidated	3Q26	3Q25	Increase YoY
Consolidated total procedures	631,131	609,352	3.6%
Consolidated advanced procedures	200,600	185,913	7.9%
% advanced procedures	31.8%	30.5%	127bps
Consolidated same-center advanced volume growth	—	—	6.6%
System-wide
System-wide total procedures	1,049,491	1,009,029	4.0%
System-wide advanced procedures	400,581	370,501	8.1%
% advanced procedures	38.2%	36.7%	145bps
System-wide same-center advanced volume growth	—	—	6.8%

Note: Advanced Procedures includes MRI and CT modalities. As of September 30, 2026 Center count was 190 total, 87 JV and 103 consolidated.

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS, EXCEPT FOR COMMON SHARES)

(Unaudited)

	September 30, 2026	December 31, 2025
ASSETS
Cash and cash equivalents	$90,011	$58,828
Accounts receivable	117,769	112,942
Accounts receivable, related party	22,570	18,893
Other receivables	33,174	19,015
Prepaid expenses	14,789	17,582

Total current assets	278,313	227,260

Property and equipment, net of accumulated depreciation	158,847	144,709
Operating lease right-of-use assets	74,833	76,555
Investments in unconsolidated affiliates	428,019	423,191
Intangible assets, net of accumulated amortization	38,582	41,335
Goodwill	807,554	807,554
Other assets	46,988	43,953

TOTAL ASSETS	$1,833,136	$1,764,557

LIABILITIES AND EQUITY
Accounts payable	$20,382	$44,857
Accrued expenses and other current liabilities	117,920	95,561
Accounts receivable pledging arrangement	2,322	1,599
Current portion of long-term debt	15,548	13,112
Current portion of finance lease liabilities	15,007	11,552
Current portion of operating lease liabilities	12,277	12,513

Total current liabilities	183,456	179,194
Long-term debt, less current maturities	821,524	819,029
Long-term finance lease liabilities, less current maturities	39,782	33,262
Long-term operating lease liabilities, less current maturities	70,377	71,437
Deferred income taxes	47,044	40,772
Other liabilities	36,870	34,740

Total liabilities	1,199,053	1,178,434

COMMITMENTS AND CONTINGENCIES
EQUITY:
Common stock, $0.001 par value, 1,000,000,000 shares authorized, 96,062,177 shares issued and outstanding at September 30, 2026 and 96,109,927 shares issued and outstanding at December 31, 2025	96	96
Additional paid-in-capital	1,253,407	1,217,087
Accumulated deficit	(619,420)	(631,060)

Total equity	634,083	586,123

TOTAL LIABILITIES AND EQUITY	$1,833,136	$1,764,557

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

(Unaudited)

	Three Months Ended September 30,
	2026	2025
REVENUES:
Net patient service revenue	$211,115	$201,695
Management fee and other revenue	60,858	57,249

Total revenues	271,973	258,944
OPERATING EXPENSES:
Cost of operations, excluding depreciation and amortization	225,571	219,236
General and administrative expenses	30,025	17,081
Depreciation and amortization	10,331	9,654
Loss on disposal of property and equipment	779	623

Total operating expenses	266,706	246,594

Equity in earnings of unconsolidated affiliates	22,846	17,990

INCOME FROM OPERATIONS	28,113	30,340
OTHER EXPENSES:
Interest expense	15,674	30,577
Fair market value adjustment on debt	654	—

Total other expenses	16,328	30,577

INCOME (LOSS) BEFORE INCOME TAXES	11,785	(237)
Income tax provision	4,607	3,264

NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)	$7,178	$(3,501)

Weighted average shares outstanding:
Basic	95,983,246	69,531,530
Diluted	96,256,077	69,531,530
Net income (loss) per common share
Basic	$0.07	$(0.05)
Diluted	$0.07	$(0.05)

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

(Unaudited)

	Nine Months Ended September 30,
	2026	2025
REVENUES:
Net patient service revenue	$612,168	$592,178
Management fee and other revenue	176,504	163,169

Total revenues	788,672	755,347
OPERATING EXPENSES:
Cost of operations, excluding depreciation and amortization	668,611	639,898
General and administrative expenses	74,757	53,262
Depreciation and amortization	30,336	27,984
Loss on disposal of property and equipment	892	477

Total operating expenses	774,596	721,621

Equity in earnings of unconsolidated affiliates	56,489	49,835

INCOME FROM OPERATIONS	70,565	83,561
OTHER EXPENSES:
Interest expense	48,227	90,523
Loss on extinguishment and modification of debt	1,053	—
Fair market value adjustment on debt	654	—

Total other expenses	49,934	90,523

INCOME (LOSS) BEFORE INCOME TAXES	20,631	(6,962)
Income tax provision	8,991	11,452

NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)	$11,640	$(18,414)

Weighted average shares outstanding:
Basic	95,983,242	69,527,181
Diluted	96,092,916	69,527,181
Net income (loss) per common share
Basic	$0.12	$(0.26)
Diluted	$0.12	$(0.26)

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(Unaudited)

	Nine Months Ended September 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$11,640	$(18,414)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	30,336	27,984
Amortization of operating lease right-of-use assets	11,879	11,162
Amortization of debt issuance costs	2,161	4,337
Amortization of cloud computing implementation costs	1,332	271
Unrealized fair market value adjustment on debt	263	—
Write-off of debt issuance costs related to extinguishment of debt	46	—
Equity in earnings of unconsolidated affiliates	(56,489)	(49,835)
Distributions from investments in unconsolidated affiliates	55,028	41,223
Loss on disposal of property and equipment	892	477
Deferred income taxes	6,272	3,502
Stock-based compensation	37,350	23,032
Other	(1,030)	—
Changes in operating assets and liabilities:
Accounts receivable	(4,827)	(7,206)
Accounts receivable, related party	(3,677)	2,189
Capitalized cloud computing implementation costs	(2,773)	(1,686)
Other receivables	(14,159)	(7,494)
Prepaid expenses	2,094	(6,369)
Other assets	(2,196)	(15,418)
Accounts payable	(24,475)	5,007
Accrued expenses and other current liabilities	29,725	(10,889)
Other liabilities	2,605	7,700
Operating lease liabilities	(11,453)	(9,602)

Net cash provided by (used in) operating activities	70,544	(29)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale or disposal of property and equipment	196	794
Acquisition of intangible asset	(600)	—
Purchases of property and equipment	(29,192)	(19,228)
Contributions to investments in unconsolidated affiliates	(3,366)	(123)

Net cash used in investing activities	(32,962)	(18,557)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of third-party debt issuance costs	(154)	—
Proceeds from long-term debt	15,675	2,818
Payments of long-term debt	(11,925)	(11,807)
Proceeds from revolving line of credit	—	5,000
Payments of finance lease liabilities	(10,455)	(4,926)
Capital contributions	—	835
Proceeds from accounts receivable pledging arrangement	1,080	726
Repayments on accounts receivable pledging arrangement	(620)	—

Net cash used in financing activities	(6,399)	(7,354)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	31,183	(25,940)
CASH AND CASH EQUIVALENTS, beginning of period	58,828	26,131

CASH AND CASH EQUIVALENTS, end of period	$90,011	$191

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(IN THOUSANDS)

(Unaudited)

	Three Months Ended September 30,
	2026	2025
Net income (loss)	$7,178	$(3,501)
Depreciation and amortization	10,331	9,654
Income tax provision	4,607	3,264
Amortization of basis difference	573	500
Interest expense	15,674	30,577
Stock-based compensation	12,339	8,312
Loss on disposal of property and equipment	779	623
Fair market value adjustment on debt	654	—
Severance and executive recruiting(1)	622	365
Strategic initiatives and implementation(2)	2,365	1,198
Transaction costs(3)	(661)	2,899
Litigation and settlements(4)	3,578	(14)
Other(5)	362	728
Adjustments for equity in earnings of unconsolidated affiliates(6)	4,194	4,525

Adjusted EBITDA	$62,595	$59,130

(1)	Includes severance and recruiting expenses for executive leadership departures as part of strategic organizational changes.
(2)

Includes third-party consulting, implementation, and integration expenses incurred as part of our strategic transformation and optimization initiatives related to the deployment of a new technology system, the development, customization, and integration of a new enterprise resource planning system, and related transformation of our finance organization, including enhancements to our accounting capabilities and internal control processes.

(3)

Includes costs for third party non-recurring IPO costs, buy-side and sell-side due diligence activities to evaluate and execute potential mergers and acquisitions, integrate acquired businesses and one-time employee retention bonuses related to potential mergers and acquisitions.

(4)	Consists of litigation and settlement costs for matters not related to core operations.
(5)	Consists of other costs related to debt financing, certain de novo start-up costs related to outpatient imaging centers and certain exit costs related to closed outpatient imaging centers.
(6)

To adjust for Lumexa Imaging’s proportional share of depreciation and amortization, interest expense and losses/gains on asset disposals, which are included in equity in earnings from unconsolidated affiliates.

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(IN THOUSANDS)

(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Net income (loss)	$11,640	$(18,414)
Depreciation and amortization	30,336	27,984
Income tax provision	8,991	11,452
Amortization of basis difference	1,678	1,500
Interest expense	48,227	90,523
Stock-based compensation	37,350	23,032
Loss on extinguishment and modification of debt	1,053	—
Loss on disposal of property and equipment	892	477
Fair market value adjustment on debt	654	—
Severance and executive recruiting(1)	2,253	2,538
Strategic initiatives and implementation(2)	5,849	3,084
Transaction costs(3)	2,628	10,363
Litigation and settlements(4)	4,780	(142)
Other(5)	444	886
Adjustments for equity in earnings of unconsolidated affiliates(6)	13,464	13,121

Adjusted EBITDA	$170,239	$166,404

(1)	Includes severance and recruiting expenses for executive leadership departures as part of strategic organizational changes.
(2)

Includes third-party consulting, implementation, and integration expenses incurred as part of our strategic transformation and optimization initiatives related to the deployment of a new technology system, the development, customization, and integration of a new enterprise resource planning system, and related transformation of our finance organization, including enhancements to our accounting capabilities and internal control processes.

(3)

Includes costs for third party non-recurring IPO costs, buy-side and sell-side due diligence activities to evaluate and execute potential mergers and acquisitions, integrate acquired businesses and one-time employee retention bonuses related to potential mergers and acquisitions.

(4)	Consists of litigation and settlement costs for matters not related to core operations.
(5)	Consists of other costs related to debt financing, certain de novo start-up costs related to outpatient imaging centers and certain exit costs related to closed outpatient imaging centers.
(6)

To adjust for Lumexa Imaging’s proportional share of depreciation and amortization, interest expense and losses/gains on asset disposals, which are included in equity in earnings from unconsolidated affiliates.

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

SCHEDULE OF ADJUSTED EARNINGS AND EARNINGS PER SHARE

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(Unaudited)

	Three Months Ended September 30,
	2026	2025
Net income (loss)	$7,178	$(3,501)

Stock-based compensation	12,339	8,312
Loss on disposal of property and equipment	779	623
Fair market value adjustment on debt	654	—
Severance and executive recruiting(1)	622	365
Strategic initiatives and implementation(2)	2,365	1,198
Transaction costs(3)	(661)	2,899
Litigation and settlements(4)	3,578	(14)
Other(5)	362	728
Adjustments for equity in earnings of unconsolidated affiliates(6)	160	255

Total adjustments	20,198	14,366
Tax impact of adjustments(7)	(2,722)	(1,515)

Adjusted net income	$24,654	$9,350

Weighted average shares outstanding
Basic	95,983,246	69,531,530
Diluted	96,256,077	69,531,530
Adjusted basic net income per share	$0.26	$0.13
Adjusted diluted net income per share	$0.26	$0.13

(1)	Includes severance and recruiting expenses for executive leadership departures as part of strategic organizational changes.
(2)

Includes third-party consulting, implementation, and integration expenses incurred as part of our strategic transformation and optimization initiatives related to the deployment of a new technology system, the development, customization, and integration of a new enterprise resource planning system, and related transformation of our finance organization, including enhancements to our accounting capabilities and internal control processes.

(3)

Includes costs for third party non-recurring IPO costs, buy-side and sell-side due diligence activities to evaluate and execute potential mergers and acquisitions, integrate acquired businesses and one-time employee retention bonuses related to potential mergers and acquisitions.

(4)	Consists of litigation and settlement costs for matters not related to core operations.
(5)	Consists of other costs related to debt financing, certain de novo start-up costs related to outpatient imaging centers and certain exit costs related to closed outpatient imaging centers.
(6)	To adjust for Lumexa Imaging’s proportional share of losses/gains on asset disposals, which are included in equity in earnings from unconsolidated affiliates.
(7)	Tax effected adjustments using blended federal and state effective income tax rate.

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

SCHEDULE OF ADJUSTED EARNINGS AND EARNINGS PER SHARE

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Net income (loss)	$11,640	$(18,414)

Stock-based compensation	37,350	23,032
Loss on disposal of property and equipment	892	477
Loss on extinguishment and modification of debt	1,053	—
Fair market value adjustment on debt	654	—
Severance and executive recruiting(1)	2,253	2,538
Strategic initiatives and implementation(2)	5,849	3,084
Transaction costs(3)	2,628	10,363
Litigation and settlements(4)	4,780	(142)
Other(5)	444	886
Adjustments for equity in earnings of unconsolidated affiliates(6)	755	309

Total adjustments	56,658	40,547
Tax impact of adjustments(7)	(7,183)	(4,381)

Adjusted net income	$61,115	$17,752

Weighted average shares outstanding
Basic	95,983,242	69,527,181
Diluted	96,092,916	69,527,181
Adjusted basic net income per share	$0.64	$0.26
Adjusted diluted net income per share	$0.64	$0.26

(1)	Includes severance and recruiting expenses for executive leadership departures as part of strategic organizational changes.
(2)

Includes third-party consulting, implementation, and integration expenses incurred as part of our strategic transformation and optimization initiatives related to the deployment of a new technology system, the development, customization, and integration of a new enterprise resource planning system, and related transformation of our finance organization, including enhancements to our accounting capabilities and internal control processes.

(3)

Includes costs for third party non-recurring IPO costs, buy-side and sell-side due diligence activities to evaluate and execute potential mergers and acquisitions, integrate acquired businesses and one-time employee retention bonuses related to potential mergers and acquisitions.

(4)	Consists of litigation and settlement costs for matters not related to core operations.
(5)	Consists of other costs related to debt financing, certain de novo start-up costs related to outpatient imaging centers and certain exit costs related to closed outpatient imaging centers.
(6)	To adjust for Lumexa Imaging’s proportional share of losses/gains on asset disposals, which are included in equity in earnings from unconsolidated affiliates.
(7)	Tax effected adjustments using blended federal and state effective income tax rate.

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

DETAILS OF MANAGEMENT FEE AND OTHER REVENUES

(IN THOUSANDS)

(Unaudited)

	Three Months Ended September 30,
	2026	2025
Components of “management fee and other revenues:”
Fees for managing joint ventured outpatient sites and other third party services	$25,889	$23,843
Zero margin pass-throughs of employee, IT and other site level costs paid by Lumexa	34,969	33,406

Total revenues	$60,858	$57,249

	Nine Months Ended September 30,
	2026	2025
Components of “management fee and other revenues:”
Fees for managing joint ventured outpatient sites and other third party services	$73,490	$64,497
Zero margin pass-throughs of employee, IT and other site level costs paid by Lumexa	103,014	98,672

Total revenues	$176,504	$163,169

LUMEXA IMAGING HOLDINGS, INC. AND SUBSIDIARIES

SEGMENT REVENUES

(IN THOUSANDS)

(Unaudited)

	THREE MONTHS ENDED SEPTEMBER 30, 2026
	OUTPATIENT	PROFESSIONAL	INTERSEGMENT ELIMINATIONS	TOTAL OF REPORTABLE SEGMENTS
Revenue
Net patient service revenue	$148,975	$66,342	$(4,202)	$211,115
Management fee and other revenue	52,974	7,884	—	60,858

Total revenues	$201,949	$74,226	$(4,202)	$271,973